Exhibit 10.22

AMENDMENT NO. 2 TO CREDIT AND GUARANTY AGREEMENT AND WAIVER AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AND GUARANTY AGREEMENT AND WAIVER AGREEMENT (this “Agreement”), dated as of March 10, 2014, is entered into by and among Pattern US Finance Company LLC, a Delaware limited liability company (“US Borrower”), Pattern Canada Finance Company ULC, a Nova Scotia unlimited company (“Canada Borrower” and together with US Borrower, the “Borrowers”), Royal Bank of Canada, acting through its New York Branch, as Administrative Agent under the Credit Agreement (the “Administrative Agent”), each of Royal Bank of Canada, acting through its New York branch (“RBC”), Bank of Montreal, Chicago branch (“BMO”), Morgan Stanley Bank, N.A. (“MS”), and The Bank of Nova Scotia, London branch (“Scotiabank” and, together with RBC, BMO and MS, the “Lenders”), as Issuing Bank and Lender. The Borrowers, the Lenders and the Administrative Agent shall be referred to hereunder as the “Parties” and, individually, as a “Party.”

RECITALS

WHEREAS, the Borrowers and the Administrative Agent are party to that certain Credit and Guaranty Agreement, dated as of November 15, 2012 (the “Credit Agreement”), among the Borrowers, certain Subsidiaries of the Borrowers, the Lenders from time to time party thereto, Royal Bank of Canada (acting through its New York branch) as Administrative Agent, Royal Bank of Canada (acting through its New York branch) as Collateral Agent (the “Collateral Agent”), Royal Bank of Canada, Bank of Montreal and Morgan Stanley Bank, N.A., each as Issuing Bank, Bank of Montreal, as Syndication Agent and Morgan Stanley Senior Funding, Inc., as Documentation Agent, as amended by that certain Amendment Agreement, dated as of October 2, 2013.

WHEREAS, Ocotillo Wind Holdings LLC, a Delaware limited liability company (“Ocotillo Holdco”), and the Collateral Agent have entered into that certain Counterpart Agreement, dated as of March 10, 2014 (the “Counterpart Agreement”), pursuant to which Ocotillo Holdco became a Restricted Holding Company Subsidiary and Guarantor under the Credit Agreement and pledged its Collateral (as defined in the US Pledge and Security Agreement) to the Collateral Agent, and Ocotillo Express LLC, a Delaware limited liability company, became a Restricted Operating Company Subsidiary under the Credit Agreement;

WHEREAS, US Borrower, Canada Borrower, Scotiabank and Collateral Agent have entered into that certain Joinder Agreement, dated as of March 10, 2014 (the “Joinder Agreement”), pursuant to which Scotiabank became party to the Credit Agreement as an Additional Lender and provided Revolving Commitments in the amount of $25,000,000;

WHEREAS, any increase to the Revolving Commitments is subject to the satisfaction of certain conditions and requirements under Section 2.21 of the Credit Agreement, including the Specified Conditions (as defined in Section 4 of this Agreement); and

1	CREDIT AGREEMENT AMENDMENT NO. 2 (PATTERN REVOLVER)

WHEREAS, the Parties wish to amend the Credit Agreement to reflect certain technical changes to the Credit Agreement and to waive the Specified Conditions as a result of the transactions described above and the Parties agree that the amendments set forth in Section 3 of this Agreement and the waivers set forth in Section 4 of this Agreement each cure a defect or omission, resolve an ambiguity or inconsistency or reflect changes of a minor, technical or administrative nature in the Credit Agreement or are otherwise for the benefit of the Secured Parties.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

AGREEMENT

Section 1. Definitions. Capitalized terms used and not otherwise defined in this Agreement shall have the meanings assigned to such terms in the Credit Agreement, and the principles of interpretation set forth in Section 1.3 of the Credit Agreement shall apply herein.

Section 2. Effectiveness. The amendments and waivers in this Agreement shall be effective on the date when each of the following conditions have been satisfied: (i) the Parties hereto shall have executed and delivered this Agreement, (ii) the Joinder Agreement shall have been executed and delivered by the parties thereto, (iii) the Counterpart Agreement shall have been executed and delivered by the parties thereto, and (iv) Borrowers shall have paid all fees and expenses then due and payable to the Administrative Agent and Lenders under the Credit Documents (including reasonable attorneys’ fees in connection with this Agreement and the transactions contemplated herein).

Section 3. Amendment.

(a) The second recital of the Credit Agreement is hereby amended by deleting the phrase “one hundred twenty million Dollars ($120,000,000)” and replacing it with “one hundred forty-five million Dollars ($145,000,000)”.

(b) The definition of “Issuing Bank” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating the last sentence of the definition of “Issuing Bank” as follows:

“As of March 10, 2014, each of Royal Bank, BMO, MSBNA and The Bank of Nova Scotia, London Branch shall be an Issuing Bank.”

(c) The definition of “PRHC” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

““PRHC” means Pattern Renewable Holdings Canada ULC, a Nova Scotia unlimited company, provided that, from and after giving effect to any Permitted Transfer or Permitted Restructuring Transaction, “PRHC” shall mean any permitted transferee or successor that owns one hundred (100%) of the Capital Stock of Canada Borrower.”

2	CREDIT AGREEMENT AMENDMENT NO. 2 (PATTERN REVOLVER)

(d) The definition of “Project” in Section 1.1 of the Credit Agreement is hereby amended by deleting the words “the Closing Date” in the last sentence of the first paragraph of the definition of “Project” and replacing them with the words “March 10, 2014” and by adding the following row to the end of the table contained in the definition of “Project”:

Wind Farm	Restricted Operating Company Subsidiary	Location	Nameplate Capacity (in MWs)	Restricted Holding Company Subsidiary

Ocotillo Wind Project	Ocotillo Express LLC (“Ocotillo”)	California	265	Ocotillo Wind Holdings LLC, a Delaware limited liability company

(e) The definition of “Large Restricted Operating Company Subsidiary” within the definition of “Restricted Operating Company Subsidiaries” in Section 1.1 of the Credit Agreement is hereby amended by adding the word “Ocotillo,” in the second sentence after the phrase “‘Large Restricted Operating Company Subsidiary’ means”.

(f) The definition of “Revolving Commitment” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating the last sentence thereof as follows:

“The aggregate amount of the Revolving Commitments as of March 10, 2014 is one hundred forty five million Dollars ($145,000,000), which amount may be adjusted pursuant to Sections 2.10(b), 2.12(b), 2.21, 2.22(a)(1), 2.22(a)(2), 2.22(b)(iii)(1), 2.22(c)(iii), 2.22(e) or 6.18(c).

(g) Section 2.2(b)(i) is hereby amended by replacing the phrase “and third, BMO” with the phrase “third, BMO, and fourth, The Bank of Nova Scotia, London Branch”.

(h) Section 10.6(c) is hereby amended by deleting Section 10.6(c) in its entirety and replacing it as follows:

(c) Right to Assign. Each Lender shall have the right at any time to Transfer all or a portion of its rights and obligations under this Agreement, including all or a portion of its Revolving Commitment or Revolving Loans (including participations in L/C Obligations) or other Obligations owing to it, to any Person meeting the criteria of “Eligible Assignee” (subject to Section 10.6(g)) consented to by Borrowers (not to be unreasonably withheld, conditioned or delayed); provided that no consent of Borrowers shall be required (x) in the case of a Transfer to an Affiliate of a Lender, (y) if an Event of Default has occurred and is continuing or (z) in the case of any Lender, for a Transfer of any Revolving Loan and any Revolving Commitment to a Lender; provided that, Borrowers shall be deemed to have consented to such Transfer unless it shall object thereto by written notice to Administrative Agent within five (5) Business Days after having received written notice thereof. Notwithstanding the foregoing, if any Letter of Credit is outstanding, no Lender may Transfer its payment obligations, matured or contingent, owing to any Issuing Bank under Section 2.2(c)(ii) or with respect to L/C Advances under Section 2.2(c)(iii) unless (A) such Transfer is to another Lender or (B) each Issuing Bank has approved such Transfer (such approval not to be unreasonably withheld,

3	CREDIT AGREEMENT AMENDMENT NO. 2 (PATTERN REVOLVER)

conditioned or delayed); provided that each Issuing Bank shall be deemed to have consented to such Transfer unless it objects thereto by written notice to Administrative Agent and the assigning Lender within five (5) Business Days after having received written notice thereof.

(i) Appendix A to the Credit Agreement is hereby amended by deleting Appendix A in its entirety and replacing it with Appendix A attached to this Agreement.

(j) Appendix B to the Credit Agreement is hereby amended by deleting Appendix B in its entirety and replacing it with Appendix B attached to this Agreement.

(k) Schedule 1.1(b) to the Credit Agreement is hereby amended by deleting Schedule 1.1(b) in its entirety and replacing it with Schedule 1.1(b) attached to this Agreement.

(l) Schedule 4.1 to the Credit Agreement is hereby amended by deleting Schedule 4.1 in its entirety and replacing it with Schedule 4.1 attached to this Agreement.

(m) Schedule 4.2 to the Credit Agreement is hereby amended by deleting Schedule 4.2 in its entirety and replacing it with Schedule 4.2 attached to this Agreement.

(n) Exhibit A-3 to the Credit Agreement is hereby amended by including Scotiabank’s letter of credit application, in the form attached as Annex E to Exhibit A-3 hereto, as a new Annex E to such Exhibit A-3.

(o) Exhibit K to the Credit Agreement is hereby amended by deleting Exhibit K in its entirety and replacing it with Exhibit K attached to this Agreement.

Section 4. Waiver. In connection with the Additional Revolving Commitments to be provided by Scotiabank as an Additional Lender, the Administrative Agent, on behalf of the Lenders, hereby waives the following conditions and requirements under Section 2.21 of the Credit Agreement (collectively, the “Specified Conditions”):

(a) the requirement in Section 2.21(a) of the Credit Agreement that the date on which the Additional Revolving Commitments shall be effective shall be a date not less than ten (10) Business Days after the date on which the notice requesting such Additional Revolving Commitments is delivered to the Lenders; and

(b) the condition in Section 2.21(b)(10) of the Credit Agreement that the Project Waivers be amended to include Scotiabank in the proviso of subclause (a) of Section 4 therein.

Section 5. Miscellaneous.

(a) Limited Effect. Except as expressly provided herein, the execution, delivery, effectiveness and performance of this Agreement shall not operate as a waiver, amendment or modification of any right, power or remedy of the Borrowers, Administrative Agent, Collateral Agent, the Issuing Banks or the Lenders under the Credit Agreement and the other Credit Documents.

4	CREDIT AGREEMENT AMENDMENT NO. 2 (PATTERN REVOLVER)

(b) Reference to and Effect on Credit Documents. On and after the effective date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Agreement and any subsequent amendment of the Credit Agreement. The Credit Agreement, as amended by this Agreement, and each of the other Credit Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Credit Documents, in each case, as amended by this Agreement and any subsequent amendment of the Credit Agreement. On and after the effectiveness of this Agreement, this Agreement shall for all purposes constitute a Credit Document.

(c) Governing Law, Etc. Sections 10.15, 10.16 and 10.17 of the Credit Agreement hereby are incorporated by reference as if fully set forth in this Agreement mutatis mutandis.

(d) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic format (i.e., “pdf” or “tif” shall be effective as delivery of an original executed counterpart of this Agreement.

(e) Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(f) Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

[Signature Pages Follow]

5	CREDIT AGREEMENT AMENDMENT NO. 2 (PATTERN REVOLVER)

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date and year first above written.

PATTERN US FINANCE COMPANY LLC,
a Delaware limited liability company

By:
Name:	Andrew Murray
Title:	Vice President

PATTERN CANADA FINANCE COMPANY ULC,
a Nova Scotia unlimited liability company

By:
Name:	Andrew Murray
Title:	Vice President

CREDIT AGREEMENT AMENDMENT NO. 2 (PATTERN REVOLVER)

ROYAL BANK OF CANADA, ACTING THROUGH ITS NEW YORK BRANCH,
as Administrative Agent

By:
Name:	Yvonne Brazier
Title:	Manager, Agency

CREDIT AGREEMENT AMENDMENT NO. 2 (PATTERN REVOLVER)

ROYAL BANK OF CANADA,
ACTING THROUGH ITS NEW YORK BRANCH as Lender and Issuing Bank

By:
Name:	Rahul D. Shah
Title:	Authorized Signatory

CREDIT AGREEMENT AMENDMENT NO. 2 (PATTERN REVOLVER)

BANK OF MONTREAL,
CHICAGO BRANCH as Lender and Issuing Bank

By:
Name:	Yacouba Kane
Title:	Vice President

CREDIT AGREEMENT AMENDMENT NO. 2 (PATTERN REVOLVER)

MORGAN STANLEY BANK, N.A.,
as Lender and Issuing Bank

By:
Name:	John Durland
Title:	Authorized Signatory

CREDIT AGREEMENT AMENDMENT NO. 2 (PATTERN REVOLVER)

THE BANK OF NOVA SCOTIA,
LONDON BRANCH as Lender and Issuing Bank

By:
Name:	JONATHAN STONE
Title:	DIRECTOR

CREDIT AGREEMENT AMENDMENT NO. 2 (PATTERN REVOLVER)

THE BANK OF NOVA SCOTIA,
LONDON BRANCH as Lender and Issuing Bank

By:
Name:	JOHN KIRWAN
Title:	MANAGING DIRECTOR

CREDIT AGREEMENT AMENDMENT NO. 2 (PATTERN REVOLVER)

APPENDIX A

Appendix A to the Credit Agreement

[see attached]

CREDIT AGREEMENT AMENDMENT NO. 2 (PATTERN REVOLVER)

APPENDIX A

TO CREDIT AND GUARANTY AGREEMENT

Revolving Commitments

Lender	Revolving Commitment	Pro Rata Share
Royal Bank of Canada, acting through its New York Branch	$40,000,000.00	27.6%
Bank of Montreal, Chicago Branch	$40,000,000.00	27.6%
Morgan Stanley Bank, N.A.	$40,000,000.00	27.6%
The Bank of Nova Scotia, London Branch	$25,000,000.00	17.2%

CREDIT AGREEMENT AMENDMENT NO. 2 (PATTERN REVOLVER)

APPENDIX B

Appendix B to the Credit Agreement

[see attached]

CREDIT AGREEMENT AMENDMENT NO. 2 (PATTERN REVOLVER)

APPENDIX B

TO CREDIT AND GUARANTY AGREEMENT

Notice Addresses

CREDIT PARTIES:

Pattern US Finance Company LLC

Attention: General Counsel

Pier 1, Bay 3

San Francisco, CA 94111

Phone: (415) 283 4000

Fax: (415) 362 7900

Pattern Canada Finance Company LLC

Attention: General Counsel

Pier 1, Bay 3

San Francisco, CA 94111

Phone: (415) 283 4000

Fax: (415) 362 7900

Pattern Gulf Wind Equity LLC

Attention: General Counsel

Pier 1, Bay 3

San Francisco, CA 94111

Phone: (415) 283 4000

Fax: (415) 362 7900

Nevada Wind Holdings LLC

Attention: General Counsel

Pier 1, Bay 3

San Francisco, CA 94111

Phone: (415) 283 4000

Fax: (415) 362 7900

Santa Isabel Holdings LLC

Attention: General Counsel

Pier 1, Bay 3

San Francisco, CA 94111

Phone: (415) 283 4000

Fax: (415) 362 7900

CREDIT AGREEMENT AMENDMENT NO. 2 (PATTERN REVOLVER)

Hatchet Ridge Holdings LLC

Attention: General Counsel

Pier 1, Bay 3

San Francisco, CA 94111

Phone: (415) 283 4000

Fax: (415) 362 7900

Pattern St. Joseph Holdings Inc.

Attention: General Counsel

Pier 1, Bay 3

San Francisco, CA 94111

Phone: (415) 283 4000

Fax: (415) 362 7900

Ocotillo Wind Holdings LLC

Attention: General Counsel

Pier 1, Bay 3

San Francisco, CA 94111

Phone: (415) 283 4000

Fax: (415) 362 7900

ADMINISTRATIVE AGENT, COLLATERAL AGENT AND ISSUING BANKS:

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

Royal Bank of Canada

Attention: Manager Agency Services

20 King Street West, 4th Floor

Toronto, Ontario M5H 1C4

Fax: 416-842-4023

ISSUING BANKS:

Royal Bank of Canada

Attention: Letters of Credit

Three World Financial Center, 5th Floor

New York, NY 10281

Phone: (212) 428-6235

Fax: (212) 428-3015

Bank of Montreal

Attn: Trade Finance Operations

Bank of Montreal - BMO Harris Bank N.A.

Trade Finance Operations

234 Simcoe Street, Toronto M5T 1T4

CREDIT AGREEMENT AMENDMENT NO. 2 (PATTERN REVOLVER)

Morgan Stanley Bank, N.A.

Attn: Glenie Mathues

1300 Thames Street, Thames Street Wharf, 4th Floor

Baltimore, MD 21231

Tel: 443-627-4555

Fax: 212-507-5010

MSB.LOC@morganstanley.com

The Bank of Nova Scotia, London Branch

6th Floor, 201 Bishopsgate, London EC2M 3NS

United Kingdom

Phone: +442078265666

Fax: +442078265707

CREDIT AGREEMENT AMENDMENT NO. 2 (PATTERN REVOLVER)

SCHEDULE 1.1(b)

Schedule 1.1(b) to the Credit Agreement

[see attached]

CREDIT AGREEMENT AMENDMENT NO. 2 (PATTERN REVOLVER)

Schedule 1.1(b)

Project PPAs

1.	Power Purchase and Sale Agreement, dated as of November 20, 2008, between Pacific Gas and Electric Company and Hatchet Ridge Wind, LLC, as amended by the Amendment Letter, dated as of March 30, 2009, between Pacific Gas and Electric Company and Hatchet Ridge Wind, LLC, as amended by the Amendment Letter, dated as of June 12, 2009, between Pacific Gas and Electric Company and Hatchet Ridge Wind, LLC.

2.	Power Purchase and Operating Agreement, dated as of June 11, 2010, between Puerto Rico Electric Power Authority and Pattern Santa Isabel LLC.

3.	Long-Term Firm Portfolio Energy Credit and Renewable Power Purchase Agreement, dated as of January 28, 2010, between Nevada Power Company (d/b/a NV Energy) and Spring Valley Wind LLC, as amended by the First Amendment to the Power Purchase Agreement between Nevada Power Company and Spring Valley Wind LLC, dated as of August 6, 2010, between Nevada Power Company (d/b/a NV Energy) and Spring Valley Wind LLC, as further amended by the Second Amendment to the Power Purchase Agreement between Nevada Power Company and Spring Valley Wind LLC, dated as of October 13, 2010, between Nevada Power Company (d/b/a NV Energy) and Spring Valley Wind LLC.

4.	Power Purchase Agreement for Wind Generated Energy (Power Supply Business Unit), dated as of March 18, 2010, between the Manitoba Hydro-Electric Board and St. Joseph Windfarm Inc.

5.	Power Purchase Agreement, dated as of February 1, 2011, between San Diego Gas & Electric Company and Ocotillo Express LLC, as amended by the First Amendment to Power Purchase Agreement, dated as of September 28, 2011, between San Diego Gas & Electric Company and Ocotillo Express LLC, as amended by the Second Amendment to Power Purchase Agreement, dated as of February 14, 2012, between San Diego Gas & Electric Company and Ocotillo Express LLC, as amended by the Third Amendment to Power Purchase Agreement, dated as of September 14, 2012, between San Diego Gas & Electric Company and Ocotillo Express LLC.

CREDIT AGREEMENT AMENDMENT NO. 2 (PATTERN REVOLVER)

SCHEDULE 4.1

Schedule 4.1 to the Credit Agreement

[see attached]

CREDIT AGREEMENT AMENDMENT NO. 2 (PATTERN REVOLVER)

Schedule 4.1

Jurisdictions of Organization

Credit Party	Jurisdiction of Organization
Pattern US Finance Company LLC	Delaware
Pattern Canada Finance Company ULC	Nova Scotia
Pattern Gulf Wind Equity LLC	Delaware
Nevada Wind Holdings LLC	Delaware
Santa Isabel Holdings LLC	Delaware
Pattern St. Joseph Holdings Inc.	Canada
Hatchet Ridge Holdings LLC	Delaware
Ocotillo Wind Holdings LLC	Delaware

Other Subsidiaries[1]	Jurisdiction of Organization
Pattern Gulf Wind Holdings LLC	Delaware

[1]	Not as a Credit Party, but solely for purposes of the representation in Section 4.1 of the Credit Agreement, to the extent required by Section 5.11 of the Credit Agreement.

CREDIT AGREEMENT AMENDMENT NO. 2 (PATTERN REVOLVER)

SCHEDULE 4.2

Schedule 4.2 to the Credit Agreement

[see attached]

CREDIT AGREEMENT AMENDMENT NO. 2 (PATTERN REVOLVER)

Schedule 4.2

Subsidiaries; Capital Stock and Ownership

Name of Subsidiary	Jurisdiction of Organization	Percentage and Class of Capital Stock Owned
Pattern Gulf Wind Equity LLC	Delaware	100% membership interest
Pattern Gulf Wind Holdings LLC	Delaware	60% Class B membership interest (52,808,314.8 Class B Units, approximately 29.5% of total outstanding membership interests)
Nevada Wind Holdings LLC	Delaware	100% membership interest
Santa Isabel Holdings LLC	Delaware	100% membership interest
Hatchet Ridge Holdings LLC	Delaware	100% membership interest
Ocotillo Wind Holdings LLC	Delaware	100% membership interest
Pattern St. Joseph Holdings Inc.	Canada	100% of outstanding shares (100 Common shares)
Pattern Gulf Wind LLC	Delaware	100% membership interest
Hatchet Ridge Wind, LLC	Delaware	100% membership interest
Spring Valley Wind LLC	Nevada	100% membership interest
Pattern Santa Isabel LLC	Delaware	100% membership interest
Ocotillo Express LLC	Delaware	100% membership interest
St. Joseph Windfarm Inc.	Canada	100% of outstanding shares (1,000,000 Common shares)

CREDIT AGREEMENT AMENDMENT NO. 2 (PATTERN REVOLVER)

ANNEX E to EXHIBIT A-3

Annex E to Exhibit A-3 of the Credit Agreement

[see attached]

CREDIT AGREEMENT AMENDMENT NO. 2 (PATTERN REVOLVER)

Scotiabank®

APPLICATION FOR IRREVOCABLE STANDBY LETTER OF CREDIT/LETTER OF GUARANTEE

BRANCH: THE BANK OF NOVA SCOTIA, LONDON BRANCH	DATE
CONTACT NAME: PAUL BACON / TELEPHONE NO.: 0207 826 5717 / FAX NO.: 0207 826 5707	BANK REFERENCE NUMBER

1. Please ☐ issue ☐ amend

☐ By airmail/Courier
Original to: ☐ Branch ☐ Applicant ☐ Beneficiary
(Place "X" in one box only)

☐ By Teletransmission
For my/our account the following:
☐ Irrevocable Standby Letter of Credit
Subject to: ☐ UCP ☐ ISP (Place "X" in one box only)
☐ Irrevocable Letter of Guarantee

2. Applicant (For Account Of)

2a. Applicant Reference No.

3. Beneficiary (In Favour Of)

4. Amount in words (specify currency)

Amount in figures

5. Expiry date of guarantee/LC ____________ Expiry date of counterguarantee ____________ (IF APPLICABLE)

6. Details including purpose, documentation required and special conditions, if any.

Notwithstanding any references herein to a "Letter of Guarantee", this Form shall only relate to an Application for an Irrevocable Letter of Credit. Additionally, notwithstanding anything to the contrary in this Application for Irrevocable Standby Letter of Credit, Bank and the undersigned agree that, if Bank authorizes the issuance or amendment of its Irrevocable Standby Letter of Credit, the Undersigned shall be bound by the terms and conditions set out in the Credit and Guaranty Agreement, dated as of November 15, 2012, by and among the Bank, the Undersigned and the other parties thereto, as amended.

☐ Suggested Proforma attached duly signed bearing reference to this application.

FOR BANK USE ONLY

Debit drawings to DDA Account # ____________

Commission Rate ____________

Customer Data Maintenance Form

Customer SLC/LG ID # ____________

OLL INFORMATION

OLL Account # ____________

BLT Transit # ____________

Booked as

OTHER LIABILITY LOAN NUMBERS

Customer Liability under SLC ________ Curr ________

Customer Liability under LG ________ Curr ________

AUTHORIZED SIGNATURE	AUTHORIZED SIGNATURE
NUMBER	NUMBER

The Undersigned hereby requests The Bank of Nova Scotia (the "Bank") to issue or amend its Irrevocable Standby Letter of Credit or Irrevocable Letter of Guarantee substantially in compliance with specifications noted above. If the Bank authorizes the issuance or amendment of its Irrevocable Standby Letter of Credit or Irrevocable Letter of Guarantee, its counter guarantee or supporting letter of credit, the Undersigned agrees to be bound by the terms and conditions set out in the Agreement for Irrevocable Standby letter of Credit/Letter of Guarantee previously signed by the Undersigned and delivered to the Bank.

Company Name (where applicable) ____________

Company Contact to clarify instructions ____________

Telephone Number: ____________

Customer signature ____________

Customer signature ____________

(IN CASE OF INCORPORATED COMPANIES AND OTHER ORGANIZATIONS THIS FORM MUST BE SIGNED BY PROPERLY AUTHORIZED OFFICIALS)

COPY 1 - FORWARD TO INTERNATIONAL TRADE SERVICE UNIT COPY 2 - BRANCH COPY COPY 3 - CUSTOMER COPY

1380915 (09/10) ® Registered trademark of The Bank of Nova Scotia.

EXHIBIT K

Exhibit K to the Credit Agreement

[see attached]

CREDIT AGREEMENT AMENDMENT NO. 2 (PATTERN REVOLVER)

EXHIBIT K TO CREDIT AND GUARANTY
AGREEMENT

RESTRICTED SUBSIDIARIES

Restricted Holding Company Subsidiaries

US Restricted Holding Company Subsidiaries:

Pattern Gulf Wind Equity LLC

Hatchet Ridge Holdings LLC

Nevada Wind Holdings LLC

Santa Isabel Holdings LLC

Ocotillo Wind Holdings LLC

Canada Restricted Holding Company Subsidiaries:

Pattern St. Joseph Holdings Inc.

Restricted Operating Company Subsidiaries

US Restricted Operating Company Subsidiaries:

Pattern Gulf Wind LLC

Hatchet Ridge Wind, LLC

Spring Valley Wind LLC

Pattern Santa Isabel LLC

Ocotillo Express LLC

Canada Restricted Operating Company Subsidiaries:

St. Joseph Windfarm Inc.

CREDIT AGREEMENT AMENDMENT NO. 2 (PATTERN REVOLVER)